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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 1, 2002



                               BMC SOFTWARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)



        DELAWARE                     0-17136                    74-2126120
(State of Incorporation)     (Commission File Number)        (I.R.S. Employer
                                                          Identification Number)


                 2101 CITYWEST BLVD.
                   HOUSTON, TEXAS                              77042-2827
      (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (713) 918-8800
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following exhibits are filed with this report.

Exhibit Number                Description
--------------                -----------
99.1 Written Statement of Robert E. Beauchamp, Chief Executive Officer of BMC Software, Inc. dated July 31, 2002
99.2 Written Statement of John W. Cox, Chief Financial Officer of BMC Software, Inc. dated July 30, 2002

ITEM 9.  Regulation FD Disclosure

On August 1, 2002, pursuant to SEC Order No. 4-460 (the "Order"), the Chief Executive Officer and Chief Financial Officer of BMC Software, Inc. filed written statements, under oath, in the form of Exhibit A to the Order with the Securities and Exchange Commission. Copies of the written statements are filed as exhibits to this Current Report on Form 8-K.




                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 1, 2002

                                              BMC SOFTWARE, INC.


                                              By: /s/ ROBERT H. WHILDEN, JR.
                                                 -------------------------------
                                                  Robert H. Whilden, Jr.
                                                  Senior Vice President, General
                                                  Counsel and Secretary

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                                  EXHIBIT INDEX


99.1 Written Statement of Robert E. Beauchamp, Chief Executive Officer of BMC Software, Inc. dated July 31, 2002
99.2 Written Statement of John W. Cox, Chief Financial Officer of BMC Software, Inc. dated July 30, 2002

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